Exhibit 99.1




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                                AMENDMENT NO. 1

                           Dated as of May 22, 2007

                                      to

                        POOLING AND SERVICING AGREEMENT

                         Dated as of February 1, 2007

                                     among

                              INDYMAC MBS, INC.,
                                  Depositor,

                             INDYMAC BANK, F.S.B.,
                                   Servicer

                                      and

                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    Trustee



                RESIDENTIAL ASSET SECURITIZATION TRUST 2007-A3


                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2007-C

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         THIS AMENDMENT NO. 1, dated as of May 22, 2007 (the "Amendment"), to the POOLING AND SERVICING AGREEMENT, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), among INDYMAC MBS, INC., as Depositor ( the "Depositor"), INDYMAC BANK, F.S.B., as Servicer (the "Servicer") and as seller, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee"), is among the Depositor, the Servicer and the Trustee.

                              W I T N E S S E T H

         WHEREAS, the Depositor, the Servicer and the Trustee entered into the Pooling and Servicing Agreement;

         WHEREAS, pursuant to the first paragraph of Section 10.01 of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee for the purpose of curing any ambiguity or mistake;

         WHEREAS, the Depositor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agreement pursuant to the first paragraph of Section
10.01 in order to make certain modifications as set forth herein;

         WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not consent to any amendment to the Pooling and Servicing Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under the Pooling and Servicing Agreement or the Certificateholders or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding;

         WHEREAS, an Opinion of Counsel concerning the effect of this Amendment on any REMIC created by the Pooling and Servicing Agreement has been delivered to the Trustee;

         WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not be required to enter into an amendment to the Pooling and Servicing Agreement without first receiving an Opinion of Counsel that the amendment is permitted and not prohibited by the Pooling and Servicing Agreement and that all requirements for amending the Pooling and Servicing Agreement have been complied with, and covering certain other matters as specified therein;

         WHEREAS, an Opinion of Counsel addressing the matters described in the foregoing recital has been delivered to the Trustee;

         WHEREAS, Section 10.01 provides that the Trustee shall not consent to any amendment to this Agreement unless the Trustee shall have received an Officer's Certificate to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause to Trust Fund to fail to qualify as a Qualifying Special Purpose Entity; and

         WHEREAS, an Officer's Certificate addressing the matters described in the foregoing recital has been delivered to the Trustee;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms.

         For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

         SECTION 2. Amendment to Section 1.01

         (i) The definition of Priority Amount in Section 1.01 of the Pooling and Servicing Agreement is hereby amended and restated in its entirety as follows:

         "Priority Amount: For any Distribution Date and Collateral Allocation Group 1, the sum of (i) the product of (A) 66.1331712744788% of the Scheduled Principal Distribution Amount, (B) the Senior Percentage, (C) the Shift Percentage and (D) the Priority Percentage and (ii) the product of (A) 66.1331712744788% of the Unscheduled Principal Distribution Amount, (B) the Senior Prepayment Percentage, (C) the Shift Percentage and (D) the Priority Percentage."

         SECTION 3. Amendment to Section 4.02(a)(1)(iii)(B)

         (i) Sections 4.02(a)(1)(iii)(B)(1) and 4.02(a)(1)(iii)(B)(2) of the
Pooling and Servicing Agreement are hereby amended and restated in their entirety as follows:

                  "1. 33.8668287255212%, concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  2. 66.1331712744788% in the following priority:

                                    (i) to the Class A-R Certificates, until
                           its Class Certificate Balance is reduced to zero;

                                    (ii) to the Class 1-A-4 Certificates, the
                           Priority Amount, until its Class Certificate
                           Balance is reduced to zero;

                                    (iii) to the Class 1-A-3 Certificates,
                           until its Class Certificate Balance is reduced to zero; and

                                    (iv) to the Class 1-A-4 Certificates,
                           without regard to the Priority Amount, until its Class Certificate Balance is reduced to zero;"

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         SECTION 4. Effect of Amendment.

         Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         SECTION 5. Notices.

         The parties hereto acknowledge that pursuant to Section 10.05(a) of the Pooling and Servicing Agreement, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency of this Amendment.

         SECTION 6. Binding Effect.

         The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

         SECTION 7. Governing Law.

         This Amendment shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

         SECTION 8. Severability of Provisions.

         If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

         SECTION 9. Section Headings.

         The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.


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         SECTION 10. Counterparts.

         This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


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                  IN WITNESS WHEREOF, the Depositor, the Servicer and the
Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                        INDYMAC MBS, INC.,
                                         as Depositor

                                        By:          /s/ Jill Jacobson
                                                     --------------------------
                                            Name:       Jill Jacobson
                                            Title:      Vice President




                                        INDYMAC BANK, F.S.B.
                                         as Servicer

                                        By:          /s/ Jill Jacobson
                                                     --------------------------
                                            Name:       Jill Jacobson
                                            Title:      Vice President



                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                         as Trustee


                                        By:         /s/ Marian Hogan
                                                    ---------------------------
                                           Name:    Marian Hogan
                                                    ---------------------------
                                           Title:   Associate
                                                    ---------------------------


                                        By:         /s/ Manuel Rivas
                                                    ---------------------------
                                           Name:    Manuel Rivas
                                                    ---------------------------
                                           Title:   Authorized Signer
                                                    ---------------------------




                Residential Asset Securitization Trust 2007-A3
            Amendment No. 1 to the Pooling and Servicing Agreement